EXHIBIT 10.6(1)

EXECUTIVE COPY

WARRANT SHARES REGISTRATION RIGHTS AGREEMENT

dated as of

March 9, 2012,

by and among

PULSE ELECTRONICS CORPORATION (formerly known as TECHNITROL, INC.)

and

THE HOLDERS FROM TIME TO TIME
OF THE WARRANTS REFERRED TO HEREIN

Table of Contents

Page

ARTICLE I

Definitions
ARTICLE II

Registration Under the Securities Act

SECTION 2.01.	Demand Registration	5
SECTION 2.02.	Underwritten Offerings	9
SECTION 2.03.	Expenses	9
SECTION 2.04.	Postponements	10

ARTICLE III

Holdback Arrangements

SECTION 3.01.	Restrictions on Sale by Holders of Registrable Securities	11
SECTION 3.02.	Restrictions on Sale by the Company and Others	11

ARTICLE IV

Registration Procedures
SECTION 4.01.	Obligations of the Company	11
SECTION 4.02.	Seller Information	16
SECTION 4.03.	Notice to Discontinue	17
ARTICLE V

Indemnification; Contribution

SECTION 5.01.	Indemnification by the Company	17
SECTION 5.02.	Indemnification by Holders	18
SECTION 5.03.	Conduct of Indemnification Proceedings	18
SECTION 5.04.	Contribution	19

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WARRANT SHARES REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of March 9, 2012, by and among PULSE ELECTRONICS CORPORATION (formerly known as TECHNITROL, INC.), a Pennsylvania corporation (the “Company”), and each holder of Warrants (as defined below) who is or may from time to time become a party hereto (collectively, the “Holders”).

WHEREAS in connection with the execution and delivery of the Third Amendment Agreement dated as of the date hereof, among the Company, the Subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Third Amendment Agreement”) and to induce such lenders to enter into the Third Amendment Agreement, the Company has agreed pursuant to a Warrant Agreement dated as of the date hereof among the parties hereto (the “Warrant Agreement”), to issue and deliver warrants (the “Warrants”) to purchase shares of its common stock, par value $0.125 per share (“Common Stock”).

WHEREAS, it is a condition to the effectiveness of the Third Amendment Agreement that the Company agrees to provide certain registration rights in respect of the Registrable Securities (as defined below) on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

“Blackout Notice” shall have the meaning assigned to it in Section 2.04 of this Agreement.

“Blackout Period” shall have the meaning assigned to it in Section 2.04 of this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Common Stock” shall have the meaning set forth in the preamble to this Agreement.

“Demand Registration” shall mean a registration required to be effected by the Company pursuant to Section 2.01.

“Demand Registration Statement” shall mean a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.01 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holders” shall have the meaning set forth in the preamble to this Agreement.  The term “Holder” shall include each holder from time to time of any Registrable Securities for so long as it is the registered owner of any Registrable Securities and such of its heirs, successors and permitted assigns (including any permitted transferees of Registrable Securities) who acquire or are otherwise the transferee of Registrable Securities, directly or indirectly, from such Holder (or any subsequent Holder), for so long as such heirs, successors and permitted assigns are the registered owner of any Registrable Securities.  For purposes of this Agreement, a person will be deemed to be a Holder whenever such person holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase, conversion, exercise or exchange has actually been effected and disregarding any legal restrictions upon the exercise of such rights.  Registrable Securities issuable upon exercise of an option or upon conversion, exchange or exercise of another security shall be deemed outstanding for the purposes of this Agreement.

“Holders’ Counsel” shall mean one firm of counsel (per registration) to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request.

“Initiating Holders” shall mean, with respect to a particular registration, the Holders who initiated the Request for such registration.

“Majority Holders” shall mean one or more Holders of Registrable Securities who hold a majority of the Registrable Securities then outstanding.

“Majority Holders of the Registration” shall mean, with respect to a particular registration, one or more Holders of Registrable Securities who hold a majority of the Registrable Securities to be included in such registration.

“Other Securities” shall mean any capital stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to the Warrant Agreement.

“person” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Prospectus” shall mean the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act) and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Registrable Securities” shall mean any Warrant Shares issued upon exercise of or pursuant to the Warrants and any Other Securities which may be issued with respect to, in exchange for, or in substitution of, any Warrant Shares by reason of any divided, distribution or share split, combination of shares, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities are sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (c) such securities have been otherwise transferred, a new certificate or other evidence of ownership for them not bearing the legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act or (d) such securities shall have ceased to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (a) all SEC, stock exchange, FINRA and other registration, listing and filing fees, (b) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including, to the extent requested by any Underwriter, fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (c) all printers’ fees and costs incurred in printing, distributing, mailing and delivering any Registration Statement, any Prospectus and any other document relating to the performance of or compliance with this Agreement, (d) the fees and disbursements of counsel for the Company, (e) the reasonable fees and disbursements of Holders’ Counsel, (f) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letters) and the fees and expenses of other persons, including experts, retained by the Company, (g) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities, (h) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (i) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include (i) discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar persons engaged in the distribution of any of the Registrable Securities or (ii) the fees and disbursements of counsel (other than Holders’ Counsel) or other professionals or consultants retained by any Holder; provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company or auditing fees of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

“Registration Statement” shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Request” shall have the meaning set forth in Section 2.01(a).

“SEC” shall mean the Securities and Exchange Commission, or any successor agency having jurisdiction to enforce the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Shelf Registration” shall have the meaning set forth in Section 2.01(a).

“Underwriters” shall mean the underwriters, if any, of any offering being registered under the Securities Act pursuant to any Registration Statement.

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Warrant Shares” shall mean (a) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of any Warrants and (b) any shares of Common Stock (and Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise.

“Warrant Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Warrants” shall have the meaning set forth in the preamble to this Agreement.

“Withdrawn Demand Registration” shall have the meaning set forth in Section 2.01(a).

“Withdrawn Request” shall have the meaning set forth in Section 2.01(a).

ARTICLE II

Registration Under the Securities Act

SECTION 2.01.  Demand Registration. a)Right to Demand Registration.  Subject to Section 2.01(c), at any time and from time to time, the Majority Holders shall have the right to request in writing that the Company register the resale of all or part of the Holders’ Registrable Securities (a “Request”) (which Request shall specify the amount of Registrable Securities intended to be disposed of by such requesting Holders and the intended method of disposition thereof) by filing with the SEC a Demand Registration Statement.  As promptly as practicable, but no later than 15 days after receipt of a Request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities.  Subject to Section 2.01(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders and (ii) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities intended to be disposed of by the requesting Holder and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within 20 days after the receipt of such written notice from the Company.  The Company shall, as expeditiously as possible, following a Request, use its best efforts to cause to be filed with the SEC a Demand Registration Statement providing for the registration under the Securities Act of the resale of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended methods of disposition thereof specified in such Request or further requests (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) registering the resale from time to time by the Holders thereof of all of the Registrable Securities upon and following the exercise from time to time of the Warrants, if so requested and if the Company is then eligible to use such a registration method).  The Company shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective for the period specified in Section 4.01(b).  A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Majority Holders of the Registration (a “Withdrawn Request”) and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Majority Holders of the Registration (a “Withdrawn Demand Registration”), and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.01, unless the Holders of Registrable Securities the resale of which was to be registered under such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred), in which case up to two such withdrawals shall not be treated as a Demand Registration effected pursuant to this Section 2.01 (and shall not be counted toward the number of Demand Registrations); provided, however, that if a Withdrawn Request or Withdrawn Registration Statement is made (A) because of a material adverse change in the business, financial condition or prospects of the Company, or (B) because the sole or lead managing Underwriter advises that the amount of Registrable Securities to be sold in such offering be reduced pursuant to Section 2.01(b) by more than 15% of the Registrable Securities the resale of which was to be registered under such Registration Statement, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.01 (and shall not be counted toward the number of Demand Registrations), and the Company shall pay all Registration Expenses in connection therewith.  Any Holder requesting inclusion in a Demand Registration may, at any time prior to the effective date of the Demand Registration Statement (and for any reason) revoke such request by delivering written notice to the Company revoking such requested inclusion.

(b)  Priority in Demand Registrations.  If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Majority Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities which, in the opinion of such Underwriter, may be included in such offering without causing the price to be below the bottom of such price range), and the Request is not thereafter withdrawn, the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering, the Registrable Securities requested to be included in the Demand Registration by the Holders allocated pro rata in proportion to the number of Registrable Securities requested to be included in such Demand Registration by each of them.  In the event the Company shall not, by virtue of this Section 2.01(b), include in any Demand Registration all of the Registrable Securities of any Holder requested to be included in such Demand Registration, such Holder may, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, further reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, that it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding pro rata increase in the amount of Registrable Securities to be included in such Demand Registration.

(c)  Limitations on Registrations.  The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.01(a) are subject to the following limitations:  (i) in no event shall the Company be required to effect a Demand Registration (A) before the date that is six months after the date of this Agreement or (B) after March 9, 2016, (ii) in no event shall the Company be required to effect a Demand Registration at a time when the Registrable Securities may be freely sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) in no event shall the Company be required to effect any Demand Registration within 90 days after the effective date of a Registration Statement filed pursuant to a previous Demand Registration, and (iv) in no event shall the Company be required to effect, in the aggregate, more than three Demand Registrations pursuant to this Section 2.01; provided, however, that such number shall be increased to the extent the Company (x) does not include in what would otherwise be the final registration for which the Company is required to pay Registration Expenses the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.01(b) or (y) terminates a Shelf Registration prior to the time that all Registrable Securities covered by such Shelf Registration have been sold.

(d)  Underwriting; Selection of Underwriters.  Notwithstanding anything to the contrary contained in Section 2.01(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering and such Initiating Holders may require that all persons (including other Holders) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriter and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

(e)  Effective Registration Statement; Suspension.  A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the time period specified in Section 4.01(b); (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is unable to proceed as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court; or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied (other than by the sole reason of any breach or failure by the Holders of Registrable Securities) and are not otherwise waived.

(f)  Registration of Other Securities.  Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities shall be covered by such registration unless the Majority Holders of the Registration shall have consented in writing to the inclusion of such other securities (which consent shall not be unreasonably withheld).

(g)  Registration Statement Form. Registrations under this Section 2.01 shall be on such appropriate registration form of the SEC (i) as shall be reasonably selected by the Company and as shall be reasonably acceptable to the Majority Holders of the Registration, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration.  If, at any time that the Company is eligible to use Form S-3 or any successor thereto, the Initiating Holders have requested that the Company file a Shelf Registration Statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such Holders, then the Company shall use its best efforts to effect a Shelf Registration under the Securities Act on Form S-3 or any successor thereto, the number of shares of Registrable Securities requested by the Holders to be included.  The Company agrees to include in any such Registration Statement all information which any selling Holder, upon advice of counsel, shall reasonably request.

(h)  Shelf Registration.  If a Demand Registration has been made for a Shelf Registration and the Company has subsequently filed a registration statement pursuant to which such a Shelf Registration has become effective, then the Company shall use its best efforts to keep the Shelf Registration continuously effective through the date on which all of the Registrable Securities covered by such Shelf Registration may be sold pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect); provided, however, that prior to the termination of such Shelf Registration, the Company shall first furnish to each Holder of Registrable Securities participating in such Shelf Registration (i) an opinion, in form and substance reasonably satisfactory to the Majority Holders of the Registration, of counsel for the Company reasonably satisfactory to the Majority Holders of the Registration stating that such Registrable Securities are freely saleable pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect) or (ii) a “No-Action Letter” from the staff of the SEC stating that the SEC would not recommend enforcement action if the Registrable Securities included in such Shelf Registration were sold in a public sale other than pursuant to an effective registration statement.

(i)  Other Registrations.  During the period (i) beginning on the date of a Request and (ii) ending on the date that is 90 days after the date that a Demand Registration Statement filed pursuant to such Request has been declared effective by the SEC or, if the Holders shall withdraw such Request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Registration Statement, the Company shall not, without the consent of the Majority Holders of the Registration, file a registration statement pertaining to any other securities of the Company (except pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms); provided however that such 90-day period shall be extended to include the duration of any Blackout Periods that may have occurred during such 90-day period.

SECTION 2.02.  Underwritten Offerings.  b)If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration, the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and the Majority Holders of the Registration and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Article V hereof.

(b)  Holders of Registrable Securities to be Parties to Underwriting Agreement.  The Holders of Registrable Securities to be distributed by Underwriters in an Underwritten Offering contemplated by Article II hereof shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Holders’ option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the Registration Statement.  No Holder shall be required to make any representations or warranties to, or agreements with, the Company other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of disposition.

(c)  Participation in Underwritten Registration.  Notwithstanding anything herein to the contrary, no person may participate in any Underwritten Offering hereunder unless such person (i) agrees to sell its securities on the same terms and conditions provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 2.03.  Expenses.  Except as stated herein, the Company shall pay all Registration Expenses in connection with any Demand Registration whether or not such registration shall become effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, except as otherwise provided with respect to a Withdrawn Request and a Withdrawn Demand Registration in Section 2.01(a).

SECTION 2.04.  Postponements.  The Company shall be entitled to postpone a Demand Registration and to require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration during any Blackout Period (as defined below) (i) if the Board of Directors of the Company determines in good faith that effecting such a registration or continuing such disposition at such time would have a material adverse effect upon a proposed sale of any substantial portion of the assets of the Company or a proposed material acquisition of assets by the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) if the Company is otherwise in possession of material information which the Board of Directors of the Company determines in good faith it is not in the best interests of the Company to disclose in a registration statement at such time; provided, however, that the Company may only delay a Demand Registration pursuant to this Section 2.04 by delivery of a Blackout Notice (as defined below) within 10 days of delivery of the request for such Registration under Section 2.01 and may delay a Demand Registration and require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration only for a reasonable period of time not to exceed 90 days (or such earlier time as the applicable transaction is consummated or no longer proposed or the material information has been made public) (the “Blackout Period”).  There shall not be more than two Blackout Periods in any 12 month period.  The Company shall promptly notify the Holders in writing (a “Blackout Notice”) of any decision to postpone a Demand Registration or to discontinue sales of Registrable Securities covered by a Shelf Registration pursuant to this Section 2.04 and shall include a general statement of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a Demand Registration may be effected or sales of Registrable Securities covered by a Shelf Registration may resume.  In making any such determination to initiate or terminate a Blackout Period, the Company shall not be required to consult with or obtain the consent of any Holder, and any such determination shall be the Company’s sole responsibility.  Each Holder shall treat all notices received from the Company pursuant to this Section 2.04 in the strictest confidence and shall not disseminate such information.  If the Company shall postpone the filing of a Demand Registration Statement, the Majority Holders who were to participate therein shall have the right to withdraw the request for registration.  Any such withdrawal shall be made by giving written notice to the Company within 10 days after receipt of the Blackout Notice.  Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to Section 2.01 (and shall not be counted towards the number of Demand Registrations effected pursuant to Section 2.01(c)), and the Company shall pay all Registration Expenses in connection therewith.

ARTICLE III

Holdback Arrangements

SECTION 3.01.  Restrictions on Sale by Holders of Registrable Securities.  Each Holder of Registrable Securities agrees, by acquisition of such Registrable Securities, if timely requested in writing by the sole or lead managing Underwriter in an Underwritten Offering, not to make any short sale of, loan, grant any option for the purchase of or effect any sale or distribution, of any of the Company’s equity securities (or any security convertible into or exchangeable or exercisable for any of the Company’s equity securities) during the nine business days (as such term is used in Regulation M under the Exchange Act) prior to, and during the time period reasonably requested by the sole or lead managing Underwriter not to exceed 90 days, beginning on the effective date of the applicable registration statement (except as part of such Underwritten Offering or pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms), unless the sole or lead managing Underwriter in such Underwritten Offering otherwise agrees.

SECTION 3.02.  Restrictions on Sale by the Company and Others.  The Company agrees that if timely requested in writing by the sole or lead managing Underwriter in an Underwritten Offering, not to make any short sale of, loan, grant any option for the purchase of or effect any sale or distribution of any of the Company’s equity securities (or any security convertible into or exchangeable or exercisable for any of the Company’s equity securities) during the nine business days (as such term is used in Regulation M under the Exchange Act) prior to, and during the time period reasonably requested by the sole or lead managing Underwriter not to exceed 90 days, beginning on the effective date of the applicable registration statement (except as part of such Underwritten Offering or pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms), unless the sole or lead managing Underwriter in such Underwritten Offering otherwise agrees.  The Company will use its best efforts to cause each director or officer of the Company to so agree.

ARTICLE IV

Registration Procedures.

SECTION 4.01.  Obligations of the Company.  Whenever the Company is required to effect a Demand Registration, the Company shall use commercially reasonable efforts to, as expeditiously as practicable:

(a)  prepare and file with the SEC (promptly, and in any event within 60 days after receipt of the applicable Request) the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (i) provide Holders’ Counsel and any other Inspector (as defined below) with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the SEC, which documents shall be subject to the review and comment of Holders’ Counsel, and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the SEC to which Holder’s Counsel, any selling Holder or any other Inspector shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b)  prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective during the periods required herein, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in each case until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided that except with respect to any Shelf Registration, such period need not extend beyond six months after the effective date of the Registration Statement; provided however that such six-month period shall be extended to include the duration of any Blackout Periods that may have occurred during such six-month period; and provided further, that with respect to any Shelf Registration, such period need not extend beyond the time period provided in Section 2.01(h), and which periods, in any event, shall terminate when all Registrable Securities covered by such Registration Statement have been sold or have otherwise ceased to be Registrable Securities (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

(c)  furnish, without charge, to each selling Holder of such Registrable Securities and each Underwriter, if any, of the securities covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act, and other documents, as such selling Holder and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such selling Holder (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such selling Holder of Registrable Securities and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus);

(d)  prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities covered by such Registration Statement or the sole or lead managing Underwriter, if any, may reasonably request to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other acts and things which may be necessary or advisable to enable any such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder; provided, however, that the Company shall not be required to consent to general service of process in any such jurisdiction;

(e)  use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Holders of such Registrable Securities to consummate the disposition of such Registrable Securities;

(f)  notify Holders’ Counsel, each Holder of Registrable Securities covered by such Registration Statement and the sole or lead managing Underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, (vi) if at any time the representations and warranties contained in any underwriting agreement in respect of such offering cease to be true and correct in all material respects, and (vii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of the clauses (ii) through (vii) of this Section 4.01(f), (1) each Holder agrees that such Holder will immediately discontinue disposition of Registrable Securities in accordance with Section 4.03 below and (2) the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (x) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (and shall furnish to each such Holder and each Underwriter, if any, a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 4.01(f), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

(g)  make available upon reasonable notice and during normal business hours for inspection by any selling Holder of Registrable Securities, any sole or lead managing Underwriter participating in any disposition pursuant to such Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any Underwriter (each, an “Inspector” and, collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the “Records”) as shall be necessary, in the opinion of such Holders’ and such Underwriters’ respective counsel, to enable them to exercise their due diligence responsibility and to conduct a reasonable investigation within the meaning of the Securities Act, and cause the Company’s and any subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement, provided, however, that if reasonably requested by the Company, each Holder of such Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions;

(h)  if such registration involves an Underwritten Offering, obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants who have certified the Company’s audited financial statements included or incorporated by reference in such Registration Statement, dated the date of the closing under the underwriting agreement), in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing Underwriter, and furnish to each Underwriter a copy of such opinion and letter addressed to such Underwriter;

(i)  provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effectiveness of such Registration Statement;

(j)  otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable but no later than 90 days after the end of any 12-month period, an earnings statement (i) commencing at the end of any month in which Registrable Securities are sold to Underwriters in an Underwritten Offering and (ii) commencing with the first day of the Company’s next calendar month succeeding each sale of Registrable Securities after the effective date of a Registration Statement, which statement shall cover such 12-month periods, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; provided, however, that this requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(k)  use commercially reasonable efforts to cause all such Registrable Securities to be listed on the principal national securities exchange on which the Company’s securities of such class are then listed;

(l)  enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form) and provide officers’ certificates, opinions, 10b-5 statements and other customary closing documents;

(m)  cooperate with each selling Holder of Registrable Securities and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering;

(n)  cooperate with the selling Holders of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities;

(o)  keep each selling Holder of Registrable Securities advised in writing as to the initiation and progress of any registration under Article II hereunder;

(p)  upon written request, furnish to each Holder participating in the offering and the sole or lead managing Underwriter, if any, without charge, at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

(q)  if requested by the sole or lead managing Underwriter or any selling Holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information concerning such Holder of Registrable Securities, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Holder of Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities; and

(r)  use commercially reasonable efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

SECTION 4.02.  Seller Information.  The Company may require each selling Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the disposition of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used only in connection with such Registration.  If any Registration Statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, and (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

SECTION 4.03.  Notice to Discontinue.  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.01(f)(ii) through 4.01(f)(vii), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.01(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice; provided, that nothing herein shall prevent any such Holder, in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to such Holder’s receipt of such notice from the Company and for which such Holder has not yet settled, from settling such sale and delivering unlegended shares, if applicable.  If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 4.01(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.01(f) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 4.01(f).

ARTICLE V

Indemnification; Contribution

SECTION 5.01.  Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, each person that controls such Holder (within the meaning of the Securities Act), their respective Affiliates, and each of their respective officers, directors, partners, members, shareholders, employees, advisers, attorneys and agents (collectively, “Agents”) with respect to each registration which has been effected pursuant to this Agreement, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, and the reasonable fees, disbursements and other charges of legal counsel) in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to any such registration or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, or any qualification or compliance incident thereto; provided, however, that the Company will not be liable in any such case to the extent that any such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact so made in reliance upon and in conformity with written information furnished to the Company by a Holder, Underwriter or other indemnified person hereunder expressly for use therein.  The Company shall also agree to indemnify any Underwriters of the Registrable Securities, their Agents and each person who controls any such Underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any person who may be entitled to indemnification pursuant to this Article V and shall survive the transfer of securities by such Holder or Underwriter.

SECTION 5.02.  Indemnification by Holders.  Each Holder, if Registrable Securities held by it are included in the securities as to which a registration is being effected, agrees to, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, each other person who participates as an Underwriter in the offering or sale of such securities and its Agents and each person who controls the Company against any and all Claims, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to such registration, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 5.02 shall in no event be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claims less all amounts previously paid by such Holder with respect to any such Claims.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any person who may be entitled to indemnification pursuant to this Article V and shall survive the transfer of securities by such Holder or any Underwriter.

SECTION 5.03.  Conduct of Indemnification Proceedings.  Promptly after receipt by an indemnified party of notice of any Claim or the commencement of any action or proceeding involving a Claim under this Article V, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Article V, (i) notify the indemnifying party in writing of the Claim or the commencement of such action or proceeding; provided, that the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Article V, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article V, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed in writing to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or (C) in the reasonable judgment of any such indemnified party, based upon advice of counsel, a conflict of interest shall exist between such indemnified party and the indemnifying party with respect to such claims; it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to no more than one firm of local counsel) at any time for all such indemnified parties.  No indemnifying party shall be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.  No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement of any claim or action in respect of which indemnification or contribution may be sought hereunder, unless such settlement, (1) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (2) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and (3) does not provide for any action on the part of any party other than the payment of money damages which is to be paid in full by the indemnifying party.

SECTION 5.04.  Contribution.  If the indemnification provided for in Section 5.01 or 5.02 from the indemnifying party for any reason is unavailable to (other than by reason of exceptions provided therein), or is insufficient to hold harmless, an indemnified party hereunder in respect of any Claim, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the actions which resulted in such Claim, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  If, however, the foregoing allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  Notwithstanding the foregoing, the aggregate amount which any Holder shall be required to pay pursuant to this Section 5.04 shall in no event be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claims less all amounts previously paid by such Holder with respect to any such Claims.

ARTICLE VI

General

SECTION 6.01.  Registration Rights to Others.  The Company represents and warrants that, other than existing obligations to effect registrations on Form S-8 (or any successor form), it is not currently a party to any agreement with respect to its securities granting registration rights to persons other than the Holders.  If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of the sale of such securities under the Securities Act (not including any such rights which have been previously granted), without the prior written consent of the Majority Holders, (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders and (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Agreement, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holders.

SECTION 6.02.  Availability of Information; Rule 144; Rule 144A; Other Exemptions. The Company covenants that it shall use reasonable best efforts to timely file any reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 under the Securities Act), and that it shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (ii) any other rule or regulation now existing or hereafter adopted by the SEC.  Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 6.03.  Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Majority Holders; provided, however, that no such amendment, modification, supplement, waiver or consent to departure shall reduce the percentage of Registrable Securities constituting the Majority Holders without the written consent of all of the Holders of Registrable Securities; and provided further, that nothing herein shall prohibit any amendment, modification, supplement, termination, waiver or consent to departure the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, termination, waiver or consent to departure.

SECTION 6.04.  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any recognized overnight delivery service or first class registered or certified mail, return receipt requested, postage prepaid, addressed to the applicable party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties in accordance with the provisions of this Section:

If to the Company:

Pulse Electronics Corporation
12220 World Trade Drive
San Diego, California 92128
Attention: Chief Financial Officer
Telephone: (858) 674-8100
Telecopier: (858) 674-8262

if to any Holder, to the address of such person as provided to the Company by such person from time to time in accordance with the Warrant Agreement.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next business day, if timely delivered to a recognized overnight delivery service; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid.

SECTION 6.05.  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns (including any permitted transferee of Warrants or Registrable Securities).  Any Holder may at any time and from time to time assign to any permitted (as determined under the Warrant Agreement) transferee of its Warrants or Registrable Securities (other than a transferee that acquires such Registrable Securities in a registered public offering or pursuant to a sale under Rule 144 of the Securities Act (or any successor rule)), its rights and obligations under this Agreement. Any such permitted transferee shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement as if it were a party hereto (and shall, for all purposes, be deemed a Holder under this Agreement).  If the Company shall so request, any heir, successor or permitted assign (including any permitted transferee) wishing to avail itself of the benefits of this Agreement shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.  For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, sale of substantially all of its assets, or similar transaction.  Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder or by the Company without the prior written consent of the other parties hereto.

SECTION 6.06.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

SECTION 6.07.  Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.  Unless the context of this Agreement otherwise requires: (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; (c) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs of this Agreement unless otherwise specified; (d) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (e) “or” is not exclusive; and (f) provisions apply to successive events and transactions.

SECTION 6.08.  Severability.  In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

SECTION 6.09.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 6.10.  Jurisdiction; Consent to Service of Process.  c)The Company hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Holder may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)  The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.04.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.11.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

SECTION 6.12.  Remedies; Specific Performance.  The Company stipulates that there would be no adequate remedy at law to the Holders in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement and accordingly, the Company agrees that, in addition to any other remedy to which any Holder may be entitled at law or in equity, the Holders shall be entitled to specific performance of the obligations of the Company under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, the Company shall not raise the defense that there is an adequate remedy at law.  Except as otherwise provided by law, a delay or omission by any Holder in exercising any right or remedy accruing upon any such breach or threatened breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach.  No remedy shall be exclusive of any other remedy.  All available remedies shall be cumulative.

SECTION 6.13.  Entire Agreement.  This Agreement and the Warrant Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein or in the Warrant Agreement.  This Agreement and the Warrant Agreement supersede all prior agreements and understandings between the Company and the other parties to this Agreement with respect to such subject matter.

SECTION 6.14.  Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 6.15.  No Inconsistent Agreement.  Subject to Sections 2.04 and 6.01, the Company will not hereafter enter into any agreement that restricts, limits or prohibits the exercise of the rights granted to the Holders in this Agreement or the Company’s ability to perform its obligations hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PULSE ELECTRONIC CORPORATION

by

Name:	Drew A. Moyer
Title:	Senior VP and CFO

JPMORGAN CHASE BANK, N.A.,

by

Name:
Title:

HOLDER:

by

Name:
Title:

by

Name:
Title: